AMENDMENT NO. 1 TO AMENDED AND RESTATED CONSULTING AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CONSULTING AGREEMENT is entered into as of June 12, 2006 (this “Amendment”) by and among NOVASTAR RESOURCES, LTD., a Nevada corporation (the “Company”) and ALAN GELBAND, an individual (“Gelband”) and ALAN GELBAND COMPANY, INC., a Florida corporation (“AGC”). For the purposes of this Agreement, either of the above shall be referred to as a "Party" and collectively as the "Parties". Capitalized terms used, but not otherwise defined, herein have the meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, on February 6, 2006, the Company and Gelband entered into an Amended and Restated Consulting Agreement (the “Original Agreement”) pursuant to which Gelband agreed to provide certain financial services to the Company, primarily in connection with the Company’s planned merger with Thorium Power, Inc.; and

WHEREAS, the Parties now desire to enter into this Amendment so that Gelband may assign his rights and privileges under the Original Agreement to AGC and that AGC may assume Gelband’s obligations thereunder.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, hereby amend the Original Agreement as follows:

1. Amendment. All references to Alan Gelband in the Agreement are deleted in their entirety and in lieu thereof references to Alan Gelband Company, Inc. is inserted.

2. Assignment and Assumption. Gelband hereby assigns, transfers, conveys and sets over all of his rights, title, benefit and privileges under the Original Agreement. AGC hereby accepts the assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions, and covenants of Gelband to be observed or performed in connection with the Original Agreement.

3. Agreement. In all other respects, the Agreement shall remain in full force and effect.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

COMPANY:

NOVASTAR RESOURCES, LTD.

By:  /s/ Seth Grae
Name: Seth Grae
Title: President and Chief Executive Officer

GELBAND:

/s/ Alan Gelband
Alan Gelband

AGC:

ALAN GELBAND COMPANY, INC..

By:  /s/ Alan Gelband
Name: Alan Gelband
Title: President and CEO